Exhibit 10.1.3.2

AMENDMENT ONE

TO

THE CONSOLIDATED EDISON, INC.

STOCK PURCHASE PLAN

(As Amended and Restated Effective May 19, 2014)

In accordance with resolutions adopted by the Board of Directors of Consolidated Edison Transmission, Inc., (“CET”) on November 4, 2016 and the Board of Directors of Consolidated Edison, Inc. and the Board of Trustees of Consolidated Edison Company of New York, Inc. on November 17, 2016, approving CET’s adoption of the Consolidated Edison, Inc. Stock Purchase Plan (the “Plan”), the undersigned hereby approves, effective as of January 1, 2017, the amendment to the Plan set forth below.

APPENDIX B (PARTICIPATING EMPLOYERS) is amended by adding the following section:

(e) Consolidated Edison Transmission, Inc. shall become a Participating Employer in the Plan effective as of January 1, 2017, and its eligible employees shall be subject to the same terms and conditions as other eligible employees of the Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 22 day of December, 2016.

/s/ Richard Bagwell
Plan Administrator, and Vice President -
Human Resources
Consolidated Edison Company of New York, Inc.